Exhibit 99.1
Upland Software Acquires Objectif Lune

January 10, 2022 9:01 AM Eastern Standard Time
AUSTIN, Texas--(BUSINESS WIRE)-- Upland Software, Inc. (Nasdaq: UPLD) announced that it has acquired Objectif Lune Inc., an enterprise software leader in document composition and business communication automation. With the addition of Objectif Lune, Upland expands its global document workflow product library by adding the capability to modernize complex, paper-based documents for large-volume print production as well as automated delivery across web, email, and mobile platforms.

“We have long invested in the document workflow category and with Objectif Lune we can support even more of the document lifecycle for our customers,” said Jack McDonald, chairman and CEO of Upland. “This means we can help businesses produce more sophisticated paper documents where they are still required, replace paper with digital delivery where desired, and enable document digital transformation without requiring companies to change their legacy systems.”
While the business world becomes increasingly digital, many global companies still need to produce paper documents, either because of customer demand or to meet regulatory requirements. The challenge, however, for many companies is they need to find a way to compose, automate, and exchange documents based on content from their existing back-office systems to produce interactive business communications, while maintaining compliance and reducing production costs.
“Objectif Lune came from the idea that there had to be a better way to support paper-based business communications in the modern world while maintaining support for legacy business systems,” said Didier Gombert, CEO and Co-Founder of Objectif Lune. “Upland not only supports our mission but accelerates it due to the scale of their document workflow product library, experience delivering documents through the cloud, and the value being delivered through their partner channels.”
Upland’s document workflow products – which include AccuRoute, FileBound, InterFAX, and Upland Intelligent Capture – improve productivity and reduce costs by enabling digital transformation for any size business across industries such as healthcare, financial services, legal, government, and education.
Business Outlook
The purchase price paid for Objectif Lune and related entities (including the assets of a United States reseller) was $29.0 million in cash at closing (net of cash acquired), paid out of cash on hand, and a $5.3 million cash holdback payable in twelve months (subject to indemnification claims). Upland expects the acquisition to generate annual revenue of at least $13.0 million, including at least $12.0 million of recurring revenue, and will be subject to reductions for deferred revenue discount as a result of GAAP purchase accounting currently estimated at $4.0 million for the remainder of 2022 and $1.0 million for 2023. The price paid for the acquisition is within Upland’s target range of 5-8x pro forma Adjusted EBITDA and it is expected that Objectif Lune will generate at least $5.2 million in Adjusted EBITDA annually once fully

Exhibit 99.1
integrated. The acquisition will be immediately accretive to Upland’s Adjusted EBITDA per share contributing at least $0.3 million of Adjusted EBITDA in the quarter ended March 31, 2022, and at least $2.6 million of Adjusted EBITDA for the full year 2022 ramping up quarterly as the acquisition is integrated into model across the calendar year.
About Upland
Upland helps global businesses accelerate digital transformation with a powerful cloud software library that provides choice, flexibility, and value. Our growing library of products delivers the "last mile" plug-in processes, reporting, and job specific workflows that major cloud platforms and homegrown systems don’t provide. We focus on specific business challenges and support every corner of the organization, operating at scale and delivering quick time to value for our 1,700+ enterprise customers. To learn more, visit www.uplandsoftware.com

About Objectif Lune

Since 1995, Objectif Lune’s mission has been to help organizations work smart, by leveraging technology to compose, automate, and exchange personalized and interactive business communications. Whether through print, web, email or mobile, Objectif Lune’s flexible software solutions seamlessly integrate with existing systems, to enable businesses to nurture close relationships with their customers. Always at the forefront of the latest developments and continuously pushing the boundaries, Objectif Lune’s solutions have evolved towards integrating AI and cloud technologies. With scalable platforms, Objectif Lune assists companies of any size today and help them as their business expands tomorrow. To learn more, visit https://www.objectiflune.com.

Notes & Forward-looking Statements
Annualized revenues exclude the impact of deferred revenue discount associated with GAAP purchase accounting. This release contains forward-looking statements, which are subject to substantial risks, uncertainties and assumptions. Accordingly, you should not place undue reliance on these forward-looking statements. Forward-looking statements include any statement that does not directly relate to any historical or current fact and often include words such as “target,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may” or similar expressions. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: our financial performance and our ability to achieve, sustain or increase profitability or predict financial results; our ability to attract and retain customers; our ability to deliver high-quality customer service; lack of demand growth for enterprise work management applications; our ability to effectively manage our growth; our ability to consummate and integrate acquisitions and mergers; our ability to maintain our senior management and key personnel; our ability to maintain and expand our direct sales organization; the performance of our resellers; our ability to adapt to changing market conditions and competition; our ability to successfully enter new markets and manage our international expansion; fluctuations in currency exchange rates; the operation and reliability of our third-party data centers and other service providers; and factors that could affect our business and financial results identified in Upland’s filings with the Securities and Exchange Commission (the “SEC”), including Upland’s most recent annual report on Form 10-K filed with the SEC.

Exhibit 99.1
Additional information will also be set forth in Upland’s future quarterly reports on Forms 10-Q, annual reports on Form 10-K, and other filings that Upland makes with the SEC. The forward-looking statements herein represent Upland’s views as of the date of this press release and these views could change. However, while Upland may elect to update these forward-looking statements at some point in the future, Upland specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the views of Upland as of any date subsequent to the date of this press release.
Non-GAAP Financial Measures
To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use non-GAAP financial measures including Adjusted EBITDA.
We use non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses and expenditures that may not be indicative of our recurring core business operating results, such as our revenues excluding the impact for foreign currency fluctuations or our operating performance excluding not only non-cash charges, but also discrete cash charges that are infrequent in nature. We believe that both management and investors benefit from referring to non-GAAP financial measures in assessing our performance and when planning, forecasting, and analyzing future periods. Non-GAAP financial measures also facilitate management’s internal comparisons to our historical performance and liquidity as well as comparisons to our competitors’ operating results. We believe non-GAAP financial measures are useful to investors both because they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making, and they are used by our institutional investors and the analyst community to help them analyze the health of our business.
Upland defines Adjusted EBITDA as net income (loss), calculated in accordance with GAAP, plus net income (loss) from discontinued operations, depreciation and amortization expense, interest expense, net, other expense (income), net, provision for income taxes, stock-based compensation expense, acquisition-related expenses, non-recurring litigation costs, and purchase accounting adjustments for deferred revenue.
For a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures, please see Upland’s earnings press releases filed on Forms 8-K with the SEC and on the Investor Relations section of Upland’s website at investor.uplandsoftware.com. We are unable to reconcile any forward-looking non-GAAP financial measures to their directly comparable GAAP financial measures because the information which is needed to complete a reconciliation is unavailable at this time without unreasonable effort.
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Media Contact:

Kendell Kelton

Exhibit 99.1
678.575.7428
kkelton@uplandsoftware.com